Exhibit 99(b)
Page 1 of 10

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THREE MONTHS ENDED NOVEMBER 1, 2015 AND NOVEMBER 2, 2014
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	November 1,	November 2,	% Over	November 1,	November 2,
	2015	2014	(Under)	2015	2014

Net sales	$76,956	73,991	4.0%	100.0%	100.0%
Cost of sales	61,223	61,713	(0.8)%	79.6%	83.4%
Gross profit	15,733	12,278	28.1%	20.4%	16.6%

Selling, general and
administrative expenses	9,433	7,379	27.8%	12.3%	10.0%
Income from operations	6,300	4,899	28.6%	8.2%	6.6%

Interest income	(69)	(153)	(54.9)%	(0.1)%	(0.2)%
Other expense	225	162	38.9%	0.3%	0.2%
Income before income taxes	6,144	4,890	25.6%	8.0%	6.6%

Income taxes*	2,373	1,889	25.6%	38.6%	38.6%
Net income	$3,771	3,001	25.7%	4.9%	4.1%

Net income per share-basic	$0.31	$0.25	24.0%
Net income per share-diluted	$0.30	$0.24	25.0%
Average shares outstanding-basic	12,343	12,218	1.0%
Average shares outstanding-diluted	12,484	12,401	0.7%

PRESENTATION OF ADJUSTED NET INCOME, ADJUSTED INCOME TAXES AND EARNINGS PER SHARE (1)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	November 1,	November 2,	% Over	November 1,	November 2,
	2015	2014	(Under)	2015	2014

Income before income taxes (see above)	$6,144	4,890	25.6%	8.0%	6.6%

Adjusted Income taxes (2)*	965	787	22.6%	15.7%	16.1%
Adjusted net income	5,179	4,103	26.2%	6.7%	5.5%

Adjusted net income per share-basic	$0.42	$0.34	23.5%
Adjusted net income per share-diluted	$0.41	$0.33	24.2%
Average shares outstanding-basic	12,343	12,218	1.0%
Average shares outstanding-diluted	12,484	12,401	0.7%

(1) Culp, Inc. currently does not incur cash income tax expense in the US due to its $32.2 million in net operating loss carryforwards as of May 3, 2015. Therefore, adjusted net income is calculated using only income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 10 of 10.

(2) Represents estimated income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 10 of 10.

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THE SIX MONTHS ENDED NOVEMBER 1, 2015 AND NOVEMBER 2, 2014
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	SIX MONTHS ENDED

	Amounts			Percent of Sales
	November 1,	November 2,	% Over	November 1,	November 2,
	2015	2014	(Under)	2015	2014

Net sales	$157,141	150,051	4.7%	100.0%	100.0%
Cost of sales	125,206	125,058	0.1%	79.7%	83.3%
Gross profit	31,935	24,993	27.8%	20.3%	16.7%

Selling, general and
administrative expenses	18,175	14,798	22.8%	11.6%	9.9%
Income from operations	13,760	10,195	35.0%	8.8%	6.8%

Interest expense	-	67	(100.0)%	0.0%	0.0%
Interest income	(112)	(294)	(61.9)%	(0.1)%	(0.2)%
Other expense	320	73	338.4%	0.2%	0.0%
Income before income taxes	13,552	10,349	30.9%	8.6%	6.9%

Income taxes*	5,081	4,003	26.9%	37.5%	38.7%
Net income	$8,471	6,346	33.5%	5.4%	4.2%

Net income per share-basic	$0.69	$0.52	32.7%
Net income per share-diluted	$0.68	$0.51	33.3%
Average shares outstanding-basic	12,310	12,215	0.8%
Average shares outstanding-diluted	12,481	12,403	0.6%

PRESENTATION OF ADJUSTED NET INCOME, ADJUSTED INCOME TAXES AND EARNINGS PER SHARE (1)

	SIX MONTHS ENDED

	Amounts			Percent of Sales
	November 1,	November 2,	% Over	November 1,	November 2,
	2015	2014	(Under)	2015	2014

Income before income taxes (see above)	$13,552	10,349	30.9%	8.6%	6.9%

Adjusted Income taxes (2)*	2,128	1,666	27.7%	15.7%	16.1%
Adjusted net income	11,424	8,683	31.6%	7.3%	5.8%

Adjusted net income per share-basic	$0.93	$0.71	31.0%
Adjusted net income per share-diluted	$0.92	$0.70	31.4%
Average shares outstanding-basic	12,310	12,215	0.8%
Average shares outstanding-diluted	12,481	12,403	0.6%

(1) Culp, Inc. currently does not incur cash income tax expense in the US due to its $32.2 million in net operating loss carryforwards as of May 3, 2015. Therefore, adjusted net income is calculated using only income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 10 of 10.

(2) Represents estimated income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 10 of 10.

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
NOVEMBER 1, 2015, NOVEMBER 2, 2014, AND MAY 3, 2015
Unaudited
(Amounts in Thousands)

	Amounts		Increase
	November 1,	November 2,	(Decrease)		* May 3,
	2015	2014	Dollars	Percent	2015

Current assets
Cash and cash equivalents	$31,176	28,953	2,223	7.7%	29,725
Short-term investments	6,320	6,318	2	0.0%	10,004
Accounts receivable	23,314	25,045	(1,731)	(6.9)%	28,749
Inventories	46,479	38,228	8,251	21.6%	42,484
Deferred income taxes	7,754	6,191	1,563	25.2%	4,790
Income taxes receivable	75	-	75	100.0%	229
Other current assets	2,614	2,303	311	13.5%	2,440
Total current assets	117,732	107,038	10,694	10.0%	118,421

Property, plant & equipment, net	38,319	33,204	5,115	15.4%	36,078
Goodwill	11,462	11,462	-	0.0%	11,462
Deferred income taxes	382	508	(126)	(24.8)%	447
Long-term Investments	3,279	1,911	1,368	71.6%	2,415
Other assets	2,494	2,539	(45)	(1.8)%	2,545

Total assets	$173,668	156,662	17,006	10.9%	171,368

Current liabilities
Current maturities of long-term debt	$-	2,200	(2,200)	(100.0)%	2,200
Accounts payable - trade	25,221	25,450	(229)	(0.9)%	28,414
Accounts payable - capital expenditures	1,269	178	1,091	612.9%	990
Accrued expenses	9,895	7,723	2,172	28.1%	11,129
Income taxes payable - current	305	268	37	13.8%	325
Total current liabilities	36,690	35,819	871	2.4%	43,058

Income taxes payable - long-term	3,655	3,980	(325)	(8.2)%	3,792
Deferred income taxes	5,927	1,395	4,532	324.9%	1,050
Deferred compensation	4,421	3,794	627	16.5%	4,041

Total liabilities	50,693	44,988	5,705	12.7%	51,941

Shareholders' equity	122,975	111,674	11,301	10.1%	119,427

Total liabilities and
shareholders' equity	$173,668	156,662	17,006	10.9%	171,368

Shares outstanding	12,350	12,219	131	1.1%	12,219

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED NOVEMBER 1, 2015 AND NOVEMBER 2, 2014
Unaudited
(Amounts in Thousands)

	SIX MONTHS ENDED

	Amounts
	November 1,	November 2,
	2015	2014

Cash flows from operating activities:
Net income	$8,471	6,346
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	3,184	2,812
Amortization of other assets	86	94
Stock-based compensation	1,339	291
Deferred income taxes	2,816	2,061
Gain on sale of equipment	(60)	(35)
Realized loss on sale of short-term investments	56	-
Excess tax benefits related to stock-based compensation	(838)	(108)
Foreign currency exchange gains	(13)	(171)
Changes in assets and liabilities:
Accounts receivable	4,892	2,360
Inventories	(4,135)	2,467
Other current assets	(302)	34
Other assets	8	(36)
Accounts payable	(2,921)	(1,275)
Accrued expenses and deferrred compensation	(1,547)	(324)
Income taxes	168	22
Net cash provided by operating activities	11,204	14,538

Cash flows from investing activities:
Capital expenditures	(5,255)	(5,087)
Proceeds from the sale of equipment	225	391
Proceeds from life insurance policies	-	320
Proceeds from the sale of short-term investments	3,612	1,628
Purchase of short-term investments	(46)	(1,675)
Purchase of long-term investments	(864)	(1,146)
Net cash used in investing activities	(2,328)	(5,569)

Cash flows from financing activities:
Payments on line of credit	-	(538)
Payments on long-term debt	(2,200)	(2,200)
Repurchase of common stock	-	(745)
Dividends paid	(6,417)	(6,113)
Payments on debt issuance costs	(43)	-
Proceeds from common stock issued	126	89
Excess tax benefits related to stock-based compensation	838	108
Net cash used in financing activities	(7,696)	(9,399)

Effect of exchange rate changes on cash and cash equivalents	271	80

Increase (decrease) in cash and cash equivalents	1,451	(350)

Cash and cash equivalents at beginning of period	29,725	29,303

Cash and cash equivalents at end of period	$31,176	28,953

Free Cash Flow (1)	$6,419	9,204

(1) Free Cash Flow reconciliation is as follows:
			FY 2016	FY 2015
A	)	Net cash provided by operating activities	$11,204	14,538
B	)	Minus: Capital Expenditures	(5,255)	(5,087)
C	)	Add: Proceeds from the sale of equipment	225	391
D	)	Add: Proceeds from life insurance policies	-	320
E	)	Add: Excess tax benefits related to stock-based compensation	838	108
F	)	Minus: Purchase of long-term investments	(864)	(1,146)
G	)	Effects of exchange rate changes on cash and cash equivalents	271	80
			$6,419	9,204

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED NOVEMBER 1, 2015 AND NOVEMBER 2, 2014
(Unaudited)

(Amounts in thousands)

	THREE MONTHS ENDED

	Amounts			Percent of Total Sales
	November 1,	November 2,	% Over	November 1,		November 2,
Net Sales by Segment	2015	2014	(Under)	2015		2014

Mattress Fabrics	$45,436	43,038	5.6%	59.0%		58.2%
Upholstery Fabrics	31,520	30,953	1.8%	41.0%		41.8%

Net Sales	$76,956	73,991	4.0%	100.0%		100.0%

Gross Profit by Segment				Gross Profit Margin

Mattress Fabrics	$9,456	7,324	29.1%	20.8%		17.0%
Upholstery Fabrics	6,277	4,954	26.7%	19.9%		16.0%
Gross Profit	$15,733	12,278	28.1%	20.4%		16.6%

Selling, General and Administrative Expenses by Segment				Percent of Sales

Mattress Fabrics	$2,989	2,592	15.3%	6.6%		6.0%
Upholstery Fabrics	3,813	3,285	16.1%	12.1%		10.6%
Unallocated Corporate expenses	2,631	1,502	75.2%	3.4%		2.0%
Selling, General and Administrative Expenses	$9,433	7,379	27.8%	12.3%		10.0%

Operating Income (loss) by Segment				Operating Income (Loss) Margin

Mattress Fabrics	$6,467	4,733	36.6%	14.2%		11.0%
Upholstery Fabrics	2,464	1,668	47.7%	7.8%		5.4%
Unallocated corporate expenses	(2,631)	(1,502)	75.2%	(3.4	) %	(2.0	) %
Operating income	$6,300	4,899	28.6%	8.2%		6.6%

Depreciation by Segment

Mattress Fabrics	$1,424	1,230	15.8%
Upholstery Fabrics	205	184	11.4%
Depreciation	$1,629	1,414	15.2%

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE SIX MONTHS ENDED NOVEMBER 1, 2015 AND NOVEMBER 2, 2014
(Unaudited)

(Amounts in thousands)

	SIX MONTHS ENDED

	Amounts				Percent of Total Sales
	November 1,	November 2,	% Over		November 1,		November 2,
Net Sales by Segment	2015	2014	(Under)		2015		2014

Mattress Fabrics	$93,245	85,860	8.6%		59.3%		57.2%
Upholstery Fabrics	63,896	64,191	(0.5	) %	40.7%		42.8%

Net Sales	$157,141	150,051	4.7%		100.0%		100.0%

Gross Profit by Segment					Gross Profit Margin

Mattress Fabrics	$19,381	14,527	33.4%		20.8%		16.9%
Upholstery Fabrics	12,554	10,466	20.0%		19.6%		16.3%
Gross Profit	$31,935	24,993	27.8%		20.3%		16.7%

Selling, General and Administrative Expenses by Segment					Percent of Sales

Mattress Fabrics	$5,912	5,166	14.4%		6.3%		6.0%
Upholstery Fabrics	7,409	6,737	10.0%		11.6%		10.5%
Unallocated Corporate expenses	4,854	2,895	67.7%		3.1%		1.9%
Selling, General, and Administrative Expenses	$18,175	14,798	22.8%		11.6%		9.9%

Operating Income (loss) by Segment					Operating Income (Loss) Margin

Mattress Fabrics	$13,468	9,361	43.9%		14.4%		10.9%
Upholstery Fabrics	5,146	3,729	38.0%		8.1%		5.8%
Unallocated corporate expenses	(4,854)	(2,895)	67.7%		(3.1	) %	(1.9)%
Operating income	$13,760	10,195	35.0%		8.8%		6.8%

Return on Capital (1)

Mattress Fabrics	37.9%	29.8%
Upholstery Fabrics	61.7%	42.6%
Unallocated Corporate	N/A	N/A
Consolidated	31.5%	25.2%

Capital Employed (2)

Mattress Fabrics	71,502	62,874	13.7%
Upholstery Fabrics	17,058	16,069	6.2%
Unallocated Corporate	(263)	487	N/A
Consolidated	88,297	79,430	11.2%

Depreciation by Segment

Mattress Fabrics	$2,783	2,448	13.7%
Upholstery Fabrics	401	364	10.2%
Depreciation	$3,184	2,812	13.2%

Notes:

(1) See pages 8 and 9 of this financial information release for calculations.

(2) The capital employed balances are as of November 1, 2015 and November 2, 2014.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF ADJUSTED EBITDA
FOR THE TWELVE MONTHS ENDED NOVEMBER 1, 2015 AND NOVEMBER 2, 2014
(UNAUDITED)
(AMOUNTS IN THOUSANDS)

	Quarter Ended
					Trailing 12
					Months
	2/1/2015	5/3/2015	8/2/2015	11/1/2015	11/1/2015

Net income	$3,812	$4,913	$4,701	$3,771	$17,197
Income taxes	2,110	1,772	2,707	2,373	8,962
Interest income, net	(202)	(128)	(42)	(69)	(441)
Depreciation and amortization expense	1,478	1,576	1,602	1,668	6,324
Stock based compensation	191	304	265	1,074	1,834
Adjusted EBITDA	$7,389	$8,437	$9,233	$8,817	$33,876

	Quarter Ended
					Trailing 12
					Months
	1/26/2014	4/27/2014	8/3/2014	11/2/2014	11/2/2014

Net income	$8,381	$2,740	$3,344	$3,001	$17,466
Income taxes	(3,807)	1,380	2,115	1,889	1,577
Interest income, net	(57)	(43)	(74)	(153)	(327)
Depreciation and amortization expense	1,370	1,394	1,446	1,460	5,670
Stock based compensation	175	159	46	245	625
Adjusted EBITDA	$6,062	$5,630	$6,877	$6,442	$25,011

% Over (Under)	21.9%	49.9%	34.3%	36.9%	35.4%

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE SIX MONTHS ENDED NOVEMBER 1, 2015
(Amounts in Thousands)
(Unaudited)

	Operating Income
	Six Months	Average	Return on
	Ended	Capital	Avg. Capital
	November 1, 2015 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$13,468	$71,108	37.9%
Upholstery Fabrics	5,146	16,677	61.7%
(less: Unallocated Corporate)	(4,854)	(413)	N/A
Total	$13,760	$87,372	31.5%

Average Capital Employed	As of the three Months Ended November 1, 2015				As of the three Months Ended August 2, 2015				As of the three Months Ended May 3, 2015
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	90,730	32,187	50,751	173,668	91,614	33,795	44,463	169,872	89,066	32,838	49,464	171,368
Total liabilities	(19,228)	(15,129)	(16,336)	(50,693)	(20,265)	(14,849)	(16,033)	(51,147)	(18,594)	(18,812)	(14,535)	(51,941)

Subtotal	$71,502	$17,058	$34,415	$122,975	$71,349	$18,946	$28,430	$118,725	$70,472	$14,026	$34,929	$119,427
Less:
Cash and cash equivalents	-	-	(31,176)	(31,176)	-	-	(25,933)	(25,933)	-	-	(29,725)	(29,725)
Short-term investments	-	-	(6,320)	(6,320)	-	-	(6,336)	(6,336)	-	-	(10,004)	(10,004)
Long-term investments	-	-	(3,279)	(3,279)	-	-	(2,893)	(2,893)	-	-	(2,415)	(2,415)
Income taxes receivable	-	-	(75)	(75)	-	-	(142)	(142)	-	-	(229)	(229)
Deferred income taxes - current	-	-	(7,754)	(7,754)	-	-	(6,986)	(6,986)	-	-	(4,790)	(4,790)
Deferred income taxes - non-current	-	-	(382)	(382)	-	-	(412)	(412)	-	-	(447)	(447)
Current maturities of long-term debt	-	-	-	-	-	-	2,200	2,200	-	-	2,200	2,200
Income taxes payable - current	-	-	305	305	-	-	392	392	-	-	325	325
Income taxes payable - long-term	-	-	3,655	3,655	-	-	3,634	3,634	-	-	3,792	3,792
Deferred income taxes - non-current	-	-	5,927	5,927	-	-	4,064	4,064	-	-	1,050	1,050
Deferred compensation	-	-	4,421	4,421	-	-	4,280	4,280	-	-	4,041	4,041

Total Capital Employed	$71,502	$17,058	$(263)	$88,297	$71,349	$18,946	$298	$90,593	$70,472	$14,026	$(1,273)	$83,225

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$71,108	$16,677	$(413)	$87,372

Notes:

(1) See reconciliation per page 6 of this financial information release.

(2) Return on average capital employed represents operating income for the six month period ending November 1, 2015 times two quarters to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term investments, current maturities of long-term debt, current and noncurrent deferred tax assets and liabilities, income taxes receivable and payable, and deferred compensation.

(3) Average capital employed was computed using the three periods ending November 1, 2015, August 2, 2015 and May 3, 2015.

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE SIX MONTHS ENDED NOVEMBER 2, 2014
(Amounts in Thousands)
(Unaudited)

	Operating Income
	Six Months	Average	Return on
	Ended	Capital	Avg. Capital
	November 2, 2014 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$9,361	$62,756	29.8%
Upholstery Fabrics	3,729	17,513	42.6%
(less: Unallocated Corporate)	(2,895)	603	N/A
Total	$10,195	$80,872	25.2%

Average Capital Employed	As of the three Months Ended November 2, 2014				As of the three Months Ended August 3, 2014				As of the three Months Ended April 27, 2014
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	80,121	30,916	45,625	156,662	81,400	30,520	42,292	154,212	79,055	34,987	46,893	160,935
Total liabilities	(17,247)	(14,847)	(12,894)	(44,988)	(18,464)	(11,468)	(15,133)	(45,065)	(16,598)	(17,568)	(15,025)	(49,191)

Subtotal	$62,874	$16,069	$32,731	$111,674	$62,936	$19,052	$27,159	$109,147	$62,457	$17,419	$31,868	$111,744
Less:
Cash and cash equivalents	-	-	(28,953)	(28,953)	-	-	(24,665)	(24,665)	-	-	(29,303)	(29,303)
Short-term investments	-	-	(6,318)	(6,318)	-	-	(6,311)	(6,311)	-	-	(6,294)	(6,294)
Long-term investments	-	-	(1,911)	(1,911)	-	-	(1,749)	(1,749)	-	-	(765)	(765)
Income taxes receivable	-	-	-	-	-	-	(136)	(136)	-	-	(121)	(121)
Deferred income taxes - current	-	-	(6,191)	(6,191)	-	-	(6,203)	(6,203)	-	-	(6,230)	(6,230)
Deferred income taxes - non-current	-	-	(508)	(508)	-	-	(973)	(973)	-	-	(2,040)	(2,040)
Current maturities of long-term debt	-	-	2,200	2,200	-	-	2,200	2,200	-	-	2,200	2,200
Line of credit	-	-	-	-	-	-	569	569	-	-	586	586
Income taxes payable - current	-	-	268	268	-	-	387	387	-	-	442	442
Income taxes payable - long-term	-	-	3,980	3,980	-	-	4,037	4,037	-	-	3,962	3,962
Deferred income taxes - non-current	-	-	1,395	1,395	-	-	1,013	1,013	-	-	1,013	1,013
Deferred compensation	-	-	3,794	3,794	-	-	3,632	3,632	-	-	2,644	2,644
Long-term debt, less current maturities	-	-	-	-	-	-	2,200	2,200	-	-	2,200	2,200

Total Capital Employed	$62,874	$16,069	$487	$79,430	$62,936	$19,052	$1,160	$83,148	$62,457	$17,419	$162	$80,038

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$62,756	$17,513	$603	$80,872

Notes:
(1) See reconciliation per page 6 of this financial information release.

(2) Return on average capital employed represents operating income for the six month period ending November 2, 2014 times two quarters to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term investments, long-term debt, including current maturities, line of credit, current and noncurrent deferred tax assets and liabilities, income taxes payable and receivable, and deferred compensation.

(3) Average capital employed was computed using the three periods ending November 2, 2014, August 3, 2014 and April 27, 2014.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED ADJUSTED EFFECTIVE INCOME TAX RATE, NET INCOME AND EARNINGS PERSHARE
FOR THE SIX MONTHS ENDED NOVEMBER 1, 2015 AND NOVEMBER 2, 2014
(Unaudited)
(Amounts in Thousands)

	SIX MONTHS ENDED

	Amounts
	November 1,	November 2,
	2015	2014

Consolidated Effective GAAP Income Tax Rate (1)	37.5%	38.7%

Non-Cash U.S. Income Tax Expense	(21.5)%	(21.9)%

Non-Cash Foreign Income Tax Expense	(0.3)%	(0.7)%

Consolidated Adjusted Effective Income Tax Rate (2)	15.7%	16.1%

	THREE MONTHS ENDED
	As reported		November 1, 2015	As reported		November 2, 2014
	November 1,		Proforma Net	November 2,		Proforma Net
	2015	Adjustments	of Adjustments	2014	Adjustments	of Adjustments

Income before income taxes	$6,144	$-	$6,144	$4,890		$4,890

Income taxes (3)	2,373	$(1,408)	965	1,889	$(1,102)	787
Net income	$3,771	$1,408	$5,179	$3,001	$1,102	$4,103

Net income per share-basic	$0.31	$0.11	$0.42	$0.25	$0.09	$0.34
Net income per share-diluted	$0.30	$0.11	$0.41	$0.24	$0.09	$0.33
Average shares outstanding-basic	12,343	12,343	12,343	12,218	12,218	12,218
Average shares outstanding-diluted	12,484	12,484	12,484	12,401	12,401	12,401

	SIX MONTHS ENDED
	As reported		November 1, 2015	As reported		November 2, 2014
	November 1,		Proforma Net	November 2,		Proforma Net
	2015	Adjustments	of Adjustments	2014	Adjustments	of Adjustments

Income before income taxes	$13,552	$-	$13,552	$10,349	$-	$10,349

Income taxes (3)	5,081	$(2,953)	2,128	4,003	$(2,337)	1,666
Net income	$8,471	$2,953	$11,424	$6,346	$2,337	$8,683

Net income per share-basic	$0.69	$0.24	$0.93	$0.52	$0.19	$0.71
Net income per share-diluted	$0.68	$0.24	$0.92	$0.51	$0.19	$0.70
Average shares outstanding-basic	12,310	12,310	12,310	12,215	12,215	12,215
Average shares outstanding-diluted	12,481	12,481	12,481	12,403	12,403	12,403

(1) Calculated by dividing consolidated income tax expense (benefit) by consolidated income before income taxes.

(2) Represents estimated cash income tax expense for our subsidiaries located in Canada and China divided by consolidated income before income taxes.

(3) Proforma income taxes calculated using the Consolidated Adjusted Effective Income Tax Rate as reflected above.